Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Service Experts LLC 1840 North Greenville Avenue, Suite 128 Richardson, Texas 75081	5 November 2021

Re:	Service Experts Issuer 2021-1 LLC (the “Issuing Entity”)

Asset Backed Notes, Series 2021-1 (the “Notes”)

Sample Contract Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Service Experts LLC (the “Sponsor) and Citigroup Global Markets Inc. (“Citigroup,” together with the Sponsor, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a designated pool of equipment lease contracts (the “Contracts”) and corresponding contract assets (the “Equipment or Contract Assets”) which consist of heating, ventilation and air conditioning equipment, water treatment or similar equipment, water heating equipment and other equipment relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor provided us with:

a.	An electronic data files labeled “Service Experts 2021-1 Data Tape - 06-30-21_EY (07.21.21)_protected.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor indicated contains information relating to certain equipment lease contracts (the “Preliminary Contracts”) and corresponding contract assets (the “Preliminary Contract Assets”) as of 30 June 2021 (the “Preliminary Cut-Off Date”) that are expected to be representative of the Contracts and corresponding Contract Assets,
b.	Imaged copies of:
i.	The advantage program agreement (the “Contract Agreement”),
ii.	Certain printed screen shots from the Sponsor’s servicing systems (the “Servicing System Screen Shots”),
iii.	Certain printed screen shots from the Sponsor’s asset management systems, as applicable (the “Asset Management System Screen Shots,” together with the Servicing System Screen Shots, the “System Screen Shots”),
iv.	Certificate of installation, as applicable (the “Certificate of Installation”),
v.	The credit report, as applicable (the “Credit Report”), and
vi.	The credit bureau spreadsheet, as applicable (the “Credit Bureau Spreadsheet,” together with the Contract Agreement, System Screen Shots, Certificate of Installation and Credit Report, the “Source Documents”),

that the Sponsor indicated relate to each Sample Contract Asset (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Sponsor is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Contracts, Contracts, Preliminary Contract Assets or Contract Assets (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Contracts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Contracts,
iii.	Whether the originator(s) of the Contracts complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Sponsor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

5 November 2021

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, we randomly selected a sample of 200 Preliminary Contracts from the Preliminary Data File (the “Sample Contracts”). For the purpose of this procedure, the Sponsor did not inform us as to the basis for how they determined the number of Sample Contracts or the methodology they instructed us to use to select the Sample Contracts from the Preliminary Data File.

The Sponsor indicated that the Sample Contracts correspond to 331 Preliminary Contract Assets (the “Sample Contract Assets”).

For the purpose of the procedures described in this report, the 331 Sample Contract Assets are referred to as Sample Contract Asset Numbers 1 through 331.

2.	For each Sample Contract Asset, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note

Contract ID	Contract Agreement	i.

Total periods	Contract Agreement or Asset Management System Screen Shots	ii.

Install date	Servicing System Screen Shots or Asset Management System Screen Shots	iii.

Contract rental rate	Servicing System Screen Shots

Customer name	Servicing System Screen Shots, Asset Management System Screen Shots or Certificate of Installation	iv.

Service province/state	Servicing System Screen Shots

FICO score	Credit Report or Credit Bureau Spreadsheet	v.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the total periods Sample Characteristic for each Sample Contract Asset (except for Sample Contract Asset Numbers 26, 27, 44, 56, 57 and 206), the Sponsor instructed us to use the Contract Agreement as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the total periods Sample Characteristic for Sample Contract Asset Numbers 26, 27, 44, 56, 57 and 206, the Sponsor instructed us to use the Asset Management System Screen Shots as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor instructed us to ignore differences of +/- three months or less.

Exhibit 1 to Attachment A

Notes: (continued)

iii.	For the purpose of comparing the install date Sample Characteristic for each Sample Contract Asset (except for Sample Contract Asset Numbers 174 and 175), the Sponsor instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the install date Sample Characteristic for Sample Contract Asset Numbers 174 and 175, the Sponsor instructed us to use the Asset Management System Screen Shots as the Source Document.

iv.	For the purpose of comparing the customer name Sample Characteristic for each Sample Contract Asset (except for Sample Contract Asset Numbers 225 and 274), the Sponsor instructed us to use the Servicing System Screen Shots as the Source Document.

For the purpose of comparing the customer name Sample Characteristic for Sample Contract Asset Number 225, the Sponsor instructed us to use the Asset Management System Screen Shots as the Source Document.

For the purpose of comparing the customer name Sample Characteristic for Sample Contract Asset Number 274, the Sponsor instructed us to use the Certificate of Installation as the Source Document.

v.	For the purpose of comparing the FICO score Sample Characteristic for each Sample Contract Asset (except for Sample Contract Asset Numbers 77, 78, 94, 95, 125, 170, 171, 192, 193, 194, 195, 200, 238, 246, 247, 265, 266, 274 and 301), the Sponsor instructed us to use the Credit Report as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the FICO score Sample Characteristic for Sample Contract Asset Numbers 77, 78, 94, 95, 125, 170, 171, 192, 193, 194, 195, 200, 238, 246, 247, 265, 266, 274 and 301, the Sponsor instructed us to use the Credit Bureau Spreadsheet as the Source Document, subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of this procedure, the Sponsor instructed us to ignore differences of +/- 10 points or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Contract Asset Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

54	Total periods	96	120

55	Total periods	96	120

64	Total periods	120	84

129	Total periods	120	96

130	Total periods	120	96

172	Total periods	96	84

173	Total periods	96	84

178	Total periods	96	108

179	Total periods	96	108